EXHIBIT 99.1

Intelligent Systems Corporation Postpones Record Date for Rights Offering

NORCROSS, Ga., May 21, 2009 (GLOBE NEWSWIRE) -- Intelligent Systems Corporation (NYSE Amex:INS) (www.intelsys.com) announced today that the previously announced record date of May 22, 2009 for its proposed shareholder rights offering has been postponed. The original record date was announced subject to effectiveness of a registration statement on file with the Securities and Exchange Commission. The registration statement is not yet effective and consequently the record date is postponed. The Company will announce a new record date once a registration statement is effective.

A registration statement relating to the rights offering has been filed with the United States Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The rights offering will be made only by means of a prospectus. When the rights offering is effective, rights offering materials, including a prospectus and the subscription rights certificates, will be mailed to eligible stockholders. The prospectus will contain important information about the rights offering, and stockholders are urged to read the prospectus carefully. When available, copies of the prospectus may also be obtained from Intelligent Systems Corporation, 4355 Shackleford Road, Norcross GA 30093, Attention: Bonnie Herron, 770-381-2900.

About Intelligent Systems Corporation:

For over thirty years, Intelligent Systems Corporation has identified, created, operated and grown early stage technology companies. The Company has operations and investments in the information technology and industrial products industries. The Company's consolidated subsidiaries are CoreCard Software, Inc. (www.corecard.com), a software company, and ChemFree Corporation (www.chemfree.com), an industrial products company. Further information is available on the Company's website at www.intelsys.com or by calling the Company at 770-381-2900.

Forward-looking Statements:

In addition to historical information, this news release may contain forward-looking statements relating to Intelligent Systems Corporation and its subsidiary and affiliated companies. These statements include all statements that are not statements of historical fact regarding the intent, belief or expectations of Intelligent Systems Corporation and its management with respect to, among other things, results of operations, product plans, and financial condition. The words "may," "will," "anticipate," "believe," "intend," "expect," "estimate," "plan," "strategy" and similar expressions are intended to identify forward-looking statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements. All forward-looking statements are based upon information available to Intelligent Systems Corporation on the date this release was submitted. The Company does not undertake to update or revise any forward-looking statements whether as a result of new developments or otherwise. Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are instability in the financial markets, delays in product development, undetected software errors, competitive pressures, changes in customers' requirements or financial condition, market acceptance of products and services, changes in the performance, financial condition or valuation of affiliate companies, the risks associated with investments in privately-held early stage companies and further declines in general economic and financial market conditions, particularly those that cause businesses to delay or cancel purchase decisions.

CONTACT:  Intelligent Systems Corporation
          Bonnie L. Herron, Vice President and Chief Financial Officer
          770-564-5504
          bherron@intelsys.com